U.S. Treasury Money Fund
                                  ANNUAL REPORT
                                  June 30, 1998

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                            PORTFOLIO OF INVESTMENTS
                               as of June 30, 1998

  Principal                                                             Value
   Amount                                                             (Note 1)
------------                                                        ------------
                 U.S. TREASURY BILLS (a) (52.0%)
   $ 525,000      due 07/02/98, 4.820% ......................       $    524,930
   5,885,000      due 07/09/98, 4.910%.......................          5,878,579
  15,720,000      due 07/23/98, 4.780%.......................         15,674,080
   7,745,000      due 08/06/98, 4.600% to 5.000%.............          7,708,433
  31,735,000      due 08/13/98, 4.790%.......................         31,553,432
  16,015,000      due 09/10/98, 4.970% to 4.990%.............         15,857,424
  22,580,000      due 10/01/98, 4.970% to 5.090%.............         22,292,178
   1,750,000      due 10/08/98, 4.980%.......................          1,726,034
                                                                    ------------
                      TOTAL U.S. TREASURY BILLS .............       $101,215,090
                                                                    ------------
                 U.S. TREASURY NOTES (47.1%)
$ 35,010,000      due 07/31/98, 6.250%.......................       $ 35,034,256
  50,000,000      due 08/31/98, 4.750%.......................         49,961,567
   6,770,000      due 04/30/99, 6.375%.......................          6,816,603
                                                                    ------------
                      Total U.S. Treasury Notes .............       $ 91,812,426
                                                                    ------------
TOTAL INVESTMENTS, AT AMORTIZED COST ...............    99.1%       $193,027,516
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .....     0.9           1,666,066
                                                       ------       ------------
NET ASSETS .........................................   100.0%       $194,693,582
                                                       ======       ============

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(a)   Rates shown are yields to maturity at time of purchase.

                       See Notes to Financial Statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 1998

ASSETS:
      Investments, at amortized cost and value (Note 1).........................     $193,027,516
      Interest receivable.......................................................        1,775,289
      Cash .....................................................................           11,393
                                                                                     ------------
              Total Assets .....................................................      194,814,198
                                                                                     ------------
LIABILITIES:
      Payables for:
         Dividends declared (Note 1)............................................           45,727
         Shareholder servicing/eligible institution fees (Note 2)...............           43,921
         Investment advisory fee (Note 2).......................................           29,281
         Accrued expenses and other liabilities.................................            1,687
                                                                                     ------------
              Total Liabilities ................................................          120,616
                                                                                     ------------
NET ASSETS, for 194,693,582 shares of beneficial interest outstanding...........     $194,693,582
                                                                                     ============
Net Assets Consist of:
     Paid-in capital............................................................     $194,693,582
                                                                                     ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE  ..................................            $1.00
                                                                                            =====

                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 1998

INVESTMENT  INCOME:
  Income:
      Interest .................................................................     $  9,780,722
                                                                                     ------------
  Expenses:
      Shareholder servicing/eligible institution fees (Note 2)..................          418,371
      Investment advisory fee (Note 2)..........................................          278,914
      Administrative fee (Note 2)...............................................          185,942
      Custodian fee.............................................................           79,597
      Trustees' fees and expenses (Note 2)......................................           13,545
      Miscellaneous expenses....................................................           64,961
                                                                                     ------------
      Total Expenses ...........................................................        1,041,330
               Fees paid indirectly (Note 3)....................................           (2,483)
                                                                                     ------------
               Net Expenses ....................................................        1,038,847
                                                                                     ------------
NET INVESTMENT INCOME ..........................................................     $  8,741,875
                                                                                     ============

                       See Notes to Financial Statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      For the years ended June 30,
                                                                                     -------------------------------
                                                                                        1998                1997
                                                                                    ------------        ------------
INCREASE IN NET ASSETS:
From Investment Activities:
      Net investment income.....................................................    $  8,741,875         $  8,875,149
      Total declared as dividends to shareholders...............................      (8,741,875)          (8,875,149)
                                                                                    ------------         ------------
From Share (Principal) Transactions at Net Asset Value of $1.00 per share:
      Shares sold...............................................................     924,358,677          916,086,152
      Shares issued in reinvestment of dividends................................       3,263,016            3,815,250
      Shares repurchased........................................................    (893,386,401)        (905,667,722)
                                                                                    ------------         ------------
        Net increase in net assets resulting from share transactions............      34,235,292           14,233,680
NET ASSETS:
      Beginning of year.........................................................     160,458,290          146,224,610
                                                                                    ------------         ------------

      End of year ..............................................................    $194,693,582         $160,458,290
                                                                                    ============         ============

                              FINANCIAL HIGHLIGHTS
 Selected per share data and ratios for a share outstanding throughout each year

                                                                        For the years ended June 30,
                                                         ---------------------------------------------------------
                                                          1998        1997          1996         1995        1994
                                                         ------      ------        ------       ------      ------
Net asset value, beginning of year..................     $ 1.00      $ 1.00        $ 1.00      $ 1.00       $ 1.00
Income from investment operations:
  Net investment income.............................       0.05        0.04          0.05        0.05         0.03
Dividends to shareholders from net
  investment income.................................      (0.05)      (0.04)        (0.05)      (0.05)       (0.03)
                                                          -----       -----        -----        -----        -----
Net asset value, end of year........................     $ 1.00      $ 1.00        $ 1.00      $ 1.00       $ 1.00
                                                          =====       =====        =====        =====        =====
Total return .......................................       4.78%       4.75%         4.96%(1)    4.67%(1)     2.74%(1)
Ratios/Supplemental Data:
  Net assets, end of period (000's omitted).........   $194,694    $160,458      $146,225    $144,969     $141,731
  Ratio of expenses to average net assets  .........       0.56%       0.55%         0.56%(1)    0.55%(1)     0.55%(1)
  Ratio of net investment income to
    average net assets..............................       4.70%       4.65%         4.78%       4.52%        2.72%

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(1) Had the expense reimbursement agreement, which commenced July 1, 1993, not been in place, the ratio of expenses to average net assets for the years ended June 30, 1996, 1995 and 1994, would have been 0.57%, 0.58% and 0.57%, respectively. For the same periods, the total return of the Fund would have been 4.91%, 4.64% and 2.72%, respectively. The expense reimbursement agreement terminated on February 1, 1996.

                       See Notes to Financial Statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street U.S. Treasury Money Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended. The Trust is an open-end management investment company organized as a Massachusetts business trust on June 7, 1983. The Fund commenced operations on March 12, 1991. The Declaration of Trust permits the Trustees to create an unlimited number of series, each of which issues a separate class of shares. The Trustees have authorized the issuance of an unlimited number of shares of the Fund. At June 30, 1998, there were three series of the Trust.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. The Fund values its investments at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. The Fund's use of amortized cost is in compliance with Rule 2a-7 of the Investment Company Act of 1940.

            B. Interest Income. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund, accrued ratably to the date of maturity, plus or minus net realized short-term gain or loss, if any, on investments.

            C. Federal Income Taxes. Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required. At June 30, 1998, the cost of investments for Federal income tax purposes was equal to the amortized cost of investments for financial statement purposes.

            D. Dividends and Distributions. Dividends from net investment income are declared daily and paid monthly to shareholders.

            E. Other. Investment transactions are accounted for on the trade date. Realized gain and loss, if any, from investment transactions are determined on the basis of identified cost.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Trust has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which it pays the Adviser a fee calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. For the year ended June 30, 1998, the Fund incurred $278,914 for advisory services.

      Administrative Fee. The Trust has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended June 30, 1998, the Fund incurred $185,942 for administrative services.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

      Shareholder Servicing/Eligible Institution Agreement. The Trust has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.225% of the Fund's average daily net assets. For the year ended June 30, 1998, the Fund incurred $418,371 for such services.

      Trustees' Fees and Expenses. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended June 30, 1998, the Fund incurred $13,545 for these fees.

      3. Investment Transactions. Purchases and maturities and sales of money market instruments aggregated $1,732,536,917 and $1,702,630,926, respectively, for the year ended June 30, 1998. Custody fees for the Fund were reduced by $2,483 as a result of an expense offset arrangement with the Fund's custodian.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Shareholders
The 59 Wall Street U.S. Treasury Money Fund (a series of The 59 Wall Street Trust):

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street U.S. Treasury Money Fund (a series of The 59 Wall Street Trust) as of June 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street U.S. Treasury Money Fund at June 30, 1998, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
August 7, 1998

The 59 Wall Street Trust

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of The 59 Wall Street U.S. Treasury Money Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.